SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  September 7, 1997



                          AMERICA ONLINE, INC.
               (Exact Name of Registrant as Specified in Charter)



     Delaware                    0-19836                       54-1322110
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)




22000 AOL Way, Dulles, Virginia                                  20166
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:         (703) 448-8700

Item 5.     Other Events.

     On September 7, 1997, America Online, Inc. ("AOL") entered into a Purchase and Sale Agreement (the "Agreement") by and among AOL, ANS Communications, Inc., a Delaware corporation and a wholly-owned subsidiary of AOL ("ANS"), and WorldCom, Inc., a Georgia corporation ("WorldCom"), pursuant to which AOL agreed to transfer to WorldCom its ANS subsidiary and WorldCom agreed to transfer to AOL all of the online services businesses of CompuServe Corporation, a Delaware corporation ("CompuServe"), and $175 million in cash, subject to certain adjustments (the "Purchase and Sale"). Consummation of the Purchase and Sale is subject to the satisfaction of certain conditions, including, among others, the expiration or termination of any applicable waiting period under the Hard-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any foreign competition law or similar law, the receipt of other required regulatory approvals, and the absence of certain adverse changes. Consummation of the Purchase and Sale is also subject to the consummation of WorldCom's purchase of CompuServe pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated September 7, 1997, by and among H&R Block, Inc., a Missouri corporation ("H&R Block"), H&R Block Group, Inc., a Delaware corporation, a wholly-owned subsidiary of H&R Block and the majority shareholder of CompuServe, WorldCom, and Walnut Acquisition Company, L.L.C., a Delaware limited liability company which is wholly-owned by WorldCom (the "Merger"). The closing of the Purchase and Sale is expected to occur as soon as practicable after the satisfaction of the foregoing conditions. The description of the Purchase and Sale contained herein is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference. AOL has issued a press release dated September 8, 1997, announcing the execution of the Agreement, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

     2    Purchase and Sale Agreement dated as of September 7, 1997 by and among
           America Online, Inc., ANS Communications, Inc. and WorldCom, Inc.

     99 Press Release Dated September 8, 1997 Announcing America Online, Inc. to Acquire Compuserve Online Services, Receive Cash and Gain Significant Network Commitments In Agreements With Worldcom, Inc. and Bertelsmann AG.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        AMERICA ONLINE, INC.



Date:     September 12, 1997       By:  /S/LENNERT J. LEADER
                                   Lennert J. Leader
                                   Senior Vice President, Chief Financial
                                   Officer, Chief Accounting Officer,
                                   Treasurer and Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number    Description

2 Purchase and Sale Agreement dated as of September 7, 1997 by and among America Online, Inc., ANS Communications, Inc. and WorldCom, Inc.

99        Press Release dated September 8, 1997 announcing America Online, Inc.
          to acquire CompuServe Online Services, receive cash and gain significant network commitments in agreements with WorldCom, Inc. and Bertelsmann AG.